Exhibit (g)(8)

Form of Appendix A

As of [____, 2021], this Appendix A forms a part of the Amended, Restated and Consolidated Custodian Agreement dated as of January 1, 2008, as amended (the “Consolidated Agreement”) between State Street Bank and Trust Company, the MassMutual Select Cayman Global Allocation Fund I, Ltd., and each of the MassMutual Select Funds, MassMutual Premier Funds, MML Series Investment Fund and MML Series Investment Fund II. As of [_____, 2021], this Appendix A supersedes any previous versions of said Appendix.

MassMutual Select Funds Portfolios	Classes
MassMutual RetireSMARTSM 2020 Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM 2025 Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM 2030 Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM 2035 Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM 2040 Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM 2045 Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM 2050 Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM 2055 Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM 2060 Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual RetireSMARTSM In Retirement Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Select 20/80 Allocation Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Select 40/60 Allocation Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Select 60/40 Allocation Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Select 80/20 Allocation Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Select BlackRock Global Allocation Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Select Blue Chip Growth Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Select Diversified Value Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Select Equity Opportunities Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Select Fundamental Growth Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Select Fundamental Value Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Select Growth Opportunities Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Select Mid Cap Growth Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Select Mid-Cap Value Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Select Overseas Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Select Small Cap Growth Equity Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Select Small Cap Value Equity Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Select Small Company Value Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Select Strategic Bond Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Select Total Return Bond Fund	I, R5, Service, Administrative, A, R4, R3
MM MSCI EAFE® International Index Fund	I, R5, Service, Administrative, A, R4, R3
MM Russell 2000® Small Cap Index Fund	I, R5, Service, Administrative, A, R4, R3
MM S&P 500® Index Fund	I, R5, Service, Administrative, A, R4, R3
MM S&P® Mid Cap Index Fund	I, R5, Service, Administrative, A, R4, R3
MM Select Equity Asset Fund	I
MassMutual Select T. Rowe Price Retirement Balanced Fund*	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2005 Fund*	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2010 Fund*	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2015 Fund*	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2020 Fund*	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2025 Fund*	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2030 Fund*	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2035 Fund*	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2040 Fund*	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2045 Fund*	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2050 Fund*	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2055 Fund*	I, M5, M4, M3
MassMutual Select T. Rowe Price Retirement 2060 Fund*	I, M5, M4, M3
MassMutual Select T. Rowe Price Bond Asset Fund	I
MassMutual Select T. Rowe Price Emerging Markets Bond Fund	I
MassMutual Select T. Rowe Price International Equity Fund	I
MassMutual Select T. Rowe Price Large Cap Blend Fund	I
MassMutual Select T. Rowe Price Limited Duration Inflation Focused Bond Fund	I
MassMutual Select T. Rowe Price Real Assets Fund	I
MassMutual Select T. Rowe Price Small and Mid Cap Blend Fund	I
MassMutual Select T. Rowe Price U. S. Treasury Long-Term Index Fund	I

*	Each a “fund of funds” for purposes of the Fee Schedule.

MassMutual Premier Funds Portfolios	Classes
MassMutual Premier Balanced Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Premier Core Bond Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Premier Disciplined Growth Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Premier Disciplined Value Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Premier Diversified Bond Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Premier Global Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Premier High Yield Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Premier Inflation-Protected and Income Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Premier International Equity Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Premier Main Street Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Premier Short-Duration Bond Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Premier Small Cap Opportunities Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Premier Strategic Emerging Markets Fund	I, R5, Service, Administrative, A, R4, R3
MassMutual Premier U.S. Government Money Market Fund	R5

MML Series Investment Fund Portfolios	Classes
MML Aggressive Allocation Fund*	Initial, Service
MML American Funds Core Allocation Fund*	Service I
MML American Funds Growth Fund	Service I
MML American Funds International Fund	Service I
MML Balanced Allocation Fund*	Initial, Service
MML Blue Chip Growth Fund	Initial, Service
MML Conservative Allocation Fund*	Initial, Service
MML Equity Income Fund	Initial, Service
MML Equity Index Fund	I, II, III, Service I
MML Focused Equity Fund	II, Service I
MML Foreign Fund	Initial, Service
MML Fundamental Equity Fund	II, Service I
MML Fundamental Value Fund	II, Service I
MML Global Fund	I, II, Service I
MML Growth Allocation Fund*	Initial, Service
MML Growth & Income Fund	Initial, Service
MML Income & Growth Fund	Initial, Service
MML International Equity Fund	II, Service I
MML Large Cap Growth Fund	Initial, Service
MML Managed Volatility Fund	Initial, Service
MML Mid Cap Growth Fund	Initial, Service
MML Mid Cap Value Fund	Initial, Service
MML Moderate Allocation Fund*	Initial, Service
MML Small Cap Growth Equity Fund	Initial, Service
MML Small Company Value Fund	II, Service I
MML Small/Mid Cap Value Fund	Initial, Service
MML Total Return Bond Fund	II, Service I

*	Each a “fund of funds” for purposes of the Fee Schedule.

MML Series Investment Fund II Portfolios	Classes
MML Blend Fund	II, Service I
MML Dynamic Bond Fund	Initial, Service
MML Equity Fund	II, Service I
MML Equity Momentum Fund	Initial, Service
MML Equity Rotation Fund	II, Service I
MML High Yield Fund	II, Service I
MML Inflation-Protected and Income Fund	Initial, Service
MML iShares® 60/40 Allocation Fund	II, Service I
MML iShares® 80/20 Allocation Fund	II, Service I
MML Managed Bond Fund	Initial, Service
MML Short-Duration Bond Fund	II, Service I
MML Small Cap Equity Fund	Initial, Service
MML Special Situations Fund	II, Service I
MML Strategic Emerging Markets Fund	II, Service I
MML U.S. Government Money Market Fund	Initial, Service

MassMutual Select Cayman Global Allocation Fund I, Ltd.

MASSMUTUAL SELECT FUNDS		STATE STREET BANK AND TRUST COMPANY

By:		By:
Name:	Renee Hitchcock	Name:	Andrew Erickson
Title:	CFO and Treasurer	Title:	Executive Vice President

MASSMUTUAL PREMIER FUNDS

By:
Name:	Renee Hitchcock
Title:	CFO and Treasurer

MML SERIES INVESTMENT FUND

By:
Name:	Renee Hitchcock
Title:	CFO and Treasurer

MML SERIES INVESTMENT FUND II

By:
Name:	Renee Hitchcock
Title:	CFO and Treasurer

MASSMUTUAL SELECT CAYMAN GLOBAL
ALLOCATION FUND I, LTD.

By:
Name:	Jason Marino
Title:	Director